Exhibit 99.1

Cardlytics Announces Third Quarter 2024 Financial Results
Atlanta, GA – November 6, 2024 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the third quarter ended September 30, 2024.
"Our third quarter results beat the high end of our guidance, which reflects our relentless focus on addressing our short-term challenges," said Amit Gupta, CEO of Cardlytics. "We maintain that our business transformation will take time, but we believe our priorities to build a more performant network and scale our partnerships will maximize consumer engagement and rewards."
Third Quarter 2024 Financial Results
•Revenue was $67.1 million, a decrease of (15)% year-over-year, or (13)% excluding Entertainment.
•Billings, a non-GAAP metric, was $112.0 million, a decrease of (4)% year-over-year, or (2)% excluding Entertainment.
•Adjusted Contribution, a non-GAAP metric, was $36.4 million, a decrease of (15)% year-over-year, (11)% excluding Entertainment.
•Net Loss was $(145.2) million, or $(2.90) per diluted share, based on 50.0 million fully diluted weighted-average common shares, compared to a Net Loss of $(24.0) million, or $(0.63) per diluted share, based on 38.0 million fully diluted weighted-average common shares in the third quarter of 2023.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(1.8) million compared to a gain of $3.9 million in the third quarter of 2023.
•Adjusted Net Loss was $(7.5) million, or $(0.15) per diluted share, based on 50.0 million fully diluted weighted-average common shares, compared to Adjusted Net Income of $0.5 million, or $0.01 per diluted share, based on 38.0 million fully diluted weighted-average common shares in the third quarter of 2023.
•Net cash provided by operating activities was $1.4 million, an increase of $0.2 million compared to $1.2 million in the third quarter of 2023.
•Free Cash Flow, a non-GAAP metric, was $(3.9) million, a decrease of $1.9 million compared to $(2.0) million in the third quarter of 2023.
Key Metrics
•Cardlytics MAUs were 166.4 million, an increase of 2% year-over-year, compared to 162.5 million in the third quarter of 2023.
•Cardlytics ARPU was $0.40 compared to $0.49 in the third quarter of 2023.
Definitions of MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30,
	2024	2023	2023 Results Excluding Entertainment(2)	Change %	Change % Excluding Entertainment(2)
Billings(1)	$111,958	$116,430	$114,276	(4)%	(2)%
Consumer Incentives	44,901	37,425	37,425	20%	20%
Revenue	67,057	79,005	76,851	(15)%	(13)%
Partner Share and other third-party costs	30,675	36,144	36,105	(15)%	(15)%
Adjusted Contribution(1)	36,382	42,861	40,746	(15)%	(11)%
Delivery costs	7,830	7,012	7,012	12%	12%
Gross Profit	$28,552	$35,849	$33,734	(20)%	(15)%
Net Loss	$(145,182)	$(23,966)	$(23,638)	n/a	n/a
Adjusted EBITDA(1)	$(1,816)	$3,946	$3,593	n/a	n/a

Adjusted Contribution
% of Billings	32.5%	36.8%	35.7%
% of Revenue	54.3%	54.3%	53.0%
Adjusted EBITDA
% of Billings	(1.6)%	3.4%	3.1%
% of Revenue	(2.7)%	5.0%	4.7%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."
(2)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Fourth Quarter 2024 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q4 2024 Guidance	YoY Change	YoY Change Excluding Entertainment(3)
Billings(1)	$102.0 - $108.0	(23%) - (18%)	(22%) - (18%)
Revenue	$62.0 - $67.0	(30%) - (25%)	(30%) - (24%)
Adjusted Contribution(2)	$33.0 - $36.0	(30%) - (24%)	(29%) - (22%)
Adjusted EBITDA(2)	($5.0) - ($1.0)	($15.0) - ($11.0)	($15.3) - ($11.3)
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net Loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
(3)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Earnings Teleconference Information
Cardlytics will discuss its third quarter 2024 financial results during a live audio webcast today, November 6, 2024, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into approximately 1 of every 2 card-based transactions in the U.S., allowing us to see where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, Los Angeles, New York, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements related to our growth opportunity, our ability to deliver stronger execution and shareholder value and our financial guidance for the fourth quarter of 2024. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 6, 2024 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net (Loss) Income, Adjusted Net (Loss) Income per share and Free Cash Flow, as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Adjusted Contribution measures the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Management views Adjusted Contribution as the most relevant metric to measure the financial performance as it reflects the dollars we keep after all of our partners are paid. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture costs (benefit); change in contingent consideration; and impairment of goodwill and intangible assets and, in applicable periods, certain other income and expense items, such as loss on divestiture; restructuring and reduction of force; income tax benefit; and deferred implementation costs. Adjusted Net (Loss) Income as our Net Loss before stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture costs (benefit); amortization of acquired intangibles; change in contingent consideration; and impairment of goodwill and intangible assets and, in applicable periods, certain other income and expense items, such as loss on divestiture; restructuring and reduction of force; and income tax benefit. We define Adjusted Net (Loss) Income per share as Adjusted Net (Loss) Income divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash used in operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$66,988	$91,830
Accounts receivable and contract assets, net	105,587	120,622
Other receivables	3,968	5,379
Prepaid expenses and other assets	6,787	6,097
Total current assets	183,330	223,928
Long-term assets:
Property and equipment, net	2,847	3,323
Right-of-use assets under operating leases, net	6,933	7,310
Intangible assets, net	12,826	35,003
Goodwill	159,429	277,202
Capitalized software development costs, net	31,859	24,643
Other long-term assets, net	2,169	2,735
Total assets	$399,393	$574,144
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,927	$4,425
Accrued liabilities:
Accrued compensation	8,250	11,662
Accrued expenses	8,359	9,587
Short-term debt	45,789	—
Partner Share liability	30,783	48,867
Consumer Incentive liability	49,912	52,678
Deferred revenue	2,064	2,405
Current operating lease liabilities	2,361	2,127
Current contingent consideration	4,463	39,398
Total current liabilities	155,908	171,149
Long-term liabilities:
Convertible senior notes, net	167,448	227,504
Long-term operating lease liabilities	6,323	6,391
Long-term deferred revenue	—	67
Line of Credit	—	30,000
Long-term contingent consideration	—	4,162
Other long-term liabilities	17	73
Total liabilities	$329,696	$439,346
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized, 50,342 and 39,728 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	$9	$9
Additional paid-in capital	1,356,173	1,243,594
Accumulated other comprehensive (loss) income	(1,498)	2,467
Accumulated deficit	(1,284,987)	(1,111,272)
Total stockholders’ equity	69,697	134,798
Total liabilities and stockholders’ equity	$399,393	$574,144

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$67,057	$79,005	$204,301	$220,037
Costs and expenses:
Partner Share and other third-party costs	30,675	36,144	94,476	108,698
Delivery costs	7,830	7,012	21,664	20,451
Sales and marketing expense	13,163	14,161	41,306	43,314
Research and development expense	13,194	12,430	39,712	38,841
General and administration expense	12,076	15,561	42,712	44,907
Acquisition, integration and divestiture costs (benefit)	—	78	162	(8,146)
Change in contingent consideration	100	8,281	110	(15,045)
Impairment of goodwill and intangible assets	131,595	—	131,595	—
Depreciation and amortization expense	6,970	5,990	19,749	19,765
Total costs and expenses	215,603	99,657	391,486	252,785
Operating Loss	(148,546)	(20,652)	(187,185)	(32,748)
Other (expense) income:
Interest expense, net	(1,479)	(915)	(3,859)	(1,497)
Foreign currency gain (loss)	4,843	(2,399)	4,312	379
Gain on debt extinguishment	—	—	13,017	—
Total other income (expense)	3,364	(3,314)	13,470	(1,118)
Loss before income taxes	(145,182)	(23,966)	(173,715)	(33,866)
Net Loss	$(145,182)	$(23,966)	$(173,715)	$(33,866)
Net Loss per share, basic and diluted	$(2.90)	$(0.63)	$(3.66)	$(0.95)
Weighted-average common shares outstanding, basic and diluted	50,028	37,982	47,469	35,502

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Delivery costs	$675	$667	$2,039	$1,800
Sales and marketing expense	2,096	2,683	8,140	9,487
Research and development expense	3,448	3,661	12,031	12,248
General and administration expense	1,846	3,238	9,484	6,421
Total stock-based compensation expense	$8,065	$10,249	$31,694	$29,956

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30,
	2024	2023
Operating activities
Net Loss	$(173,715)	$(33,866)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	3,980	1,153
Depreciation and amortization	19,749	19,765
Amortization of financing costs charged to interest expense	1,235	1,234
Amortization of right-of-use assets	1,627	2,807
Gain on debt extinguishment	(13,017)	—
Stock-based compensation expense	31,694	29,956
Impairment of goodwill and intangible assets	131,595	—
Change in contingent consideration	110	(15,044)
Other non-cash income, net	(4,136)	(613)
Change in operating assets and liabilities:
Accounts receivable	12,909	10,991
Prepaid expenses and other assets	(229)	1,114
Accounts payable	820	(265)
Other accrued expenses	(3,192)	(10,282)
Partner Share liability	(18,330)	(4,994)
Consumer Incentive liability	(2,903)	(5,075)
Net cash used in operating activities	(11,803)	(3,119)
Investing activities
Acquisition of property and equipment	(1,439)	(393)
Capitalized software development costs	(13,423)	(8,302)
Business divestiture	202	—
Net cash used in investing activities	(14,660)	(8,695)
Financing activities
Proceeds from issuance of debt	172,500	30,000
Settlement of contingent consideration	(14,167)	(50,050)
Principal payment of debt	(199,291)	(21)
Proceeds from termination of capped calls related to convertible notes	115	—
Proceeds from issuance of common stock	48,634	55
Equity issuance costs	(309)	(58)
Debt issuance costs	(5,836)	—
Net cash provided by (used in) financing activities	1,646	(20,074)
Effect of exchange rates on cash, cash equivalents and restricted cash	(25)	43
Net decrease in cash, cash equivalents and restricted cash	(24,842)	(31,845)
Cash, cash equivalents, and restricted cash — Beginning of period	91,830	121,985
Cash, cash equivalents, and restricted cash — End of period	$66,988	$90,140

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Consolidated
Revenue	$67,057	$79,005	$204,301	$220,037
Plus:
Consumer Incentives	44,901	37,425	123,260	101,443
Billings	$111,958	$116,430	$327,561	$321,480
Cardlytics platform
Revenue	$61,110	$73,064	$187,345	$202,820
Plus:
Consumer Incentives	44,901	37,425	123,260	101,443
Billings	$106,011	$110,489	$310,605	$304,263
Bridg platform
Revenue	$5,947	$5,941	$16,956	$17,217
Plus:
Consumer Incentives	—	—	—	—
Billings	$5,947	$5,941	$16,956	$17,217

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Consolidated
Revenue	$67,057	$79,005	$204,301	$220,037
Minus:
Partner Share and other third-party costs	30,675	36,144	94,476	108,698
Delivery costs(1)	7,830	7,012	21,664	20,451
Gross Profit	28,552	35,849	88,161	90,888
Plus:
Delivery costs(1)	7,830	7,012	21,664	20,451
Adjusted Contribution	$36,382	$42,861	$109,825	$111,339
Cardlytics platform
Revenue	$61,110	$73,064	$187,345	$202,820
Minus:
Partner Share and other third-party costs	30,292	36,011	93,569	108,272
Delivery costs(1)	6,011	5,510	16,837	15,420
Gross Profit	24,807	31,543	76,939	79,128
Plus:
Delivery costs(1)	6,011	5,510	16,837	15,420
Adjusted Contribution	$30,818	$37,053	$93,776	$94,548
Bridg platform
Revenue	$5,947	$5,941	$16,956	$17,217
Minus:
Partner Share and other third-party costs	383	133	907	426
Delivery costs(1)	1,819	1,502	4,827	5,031
Gross Profit	3,745	4,306	11,222	11,760
Plus:
Delivery costs(1)	1,819	1,502	4,827	5,031
Adjusted Contribution	$5,564	$5,808	$16,049	$16,791
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.7 million for each the three months ended September 30, 2024 and 2023, respectively. Stock based compensation expense recognized in consolidated delivery costs totaled $2.0 million and $1.8 million for the nine months ended September 30, 2024 and 2023, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net Loss	$(145,182)	$(23,966)	$(173,715)	$(33,866)
Plus:
Interest expense, net	1,479	915	3,859	1,497
Depreciation and amortization	6,970	5,990	19,749	19,765
Stock-based compensation expense	8,065	10,249	31,694	29,956
Foreign currency (gain) loss	(4,843)	2,399	(4,312)	(379)
Gain on debt extinguishment	—	—	(13,017)	—
Acquisition, integration and divestiture costs (benefit)	—	78	162	(8,146)
Change in contingent consideration	100	8,281	110	(15,045)
Impairment of goodwill and intangible assets	131,595	—	131,595	—
Adjusted EBITDA	$(1,816)	$3,946	$(3,875)	$(6,218)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Consolidated
Adjusted Contribution	$36,382	$42,861	$109,825	$111,339
Minus:
Delivery costs	7,830	7,012	21,664	20,451
Sales and marketing expense	13,163	14,161	41,306	43,314
Research and development expense	13,194	12,430	39,712	38,841
General and administration expense	12,076	15,561	42,712	44,907
Stock-based compensation expense	(8,065)	(10,249)	(31,694)	(29,956)
Adjusted EBITDA	$(1,816)	$3,946	$(3,875)	$(6,218)
Cardlytics platform
Adjusted Contribution	$30,818	$37,053	$93,776	$94,549
Minus:
Delivery costs	6,011	5,510	16,837	15,420
Sales and marketing expense	11,047	12,041	34,082	36,422
Research and development expense	11,153	11,046	33,519	34,772
General and administration expense	11,312	14,874	39,516	43,321
Stock-based compensation expense	(7,066)	(9,127)	(27,912)	(27,835)
Adjusted EBITDA	$(1,639)	$2,709	$(2,266)	$(7,551)
Bridg platform
Adjusted Contribution	$5,564	$5,808	$16,049	$16,790
Minus:
Delivery costs	1,819	1,502	4,827	5,031
Sales and marketing expense	2,116	2,120	7,224	6,892
Research and development expense	2,041	1,384	6,193	4,069
General and administration expense	764	687	3,196	1,586
Stock-based compensation expense	(999)	(1,122)	(3,782)	(2,121)
Adjusted EBITDA	$(177)	$1,237	$(1,609)	$1,334

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET (LOSS) INCOME
AND ADJUSTED NET (LOSS) INCOME PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net Loss	$(145,182)	$(23,966)	$(173,715)	$(33,866)
Plus:
Stock-based compensation expense	8,065	10,249	31,694	29,956
Foreign currency (gain) loss	(4,843)	2,399	(4,312)	(379)
Gain on debt extinguishment	—	—	(13,017)	—
Acquisition, integration and divestiture costs (benefit)	—	78	162	(8,146)
Amortization of acquired intangibles	2,785	3,433	8,355	10,333
Change in contingent consideration	100	8,281	110	(15,045)
Impairment of goodwill and intangible assets	131,595	—	131,595	—
Adjusted Net (Loss) Income	$(7,480)	$474	$(19,128)	$(17,147)
Weighted-average number of shares of common stock used in computing Adjusted Net (Loss) Income per share:
Weighted-average common shares outstanding, diluted	50,028	37,982	47,469	35,502
Adjusted Net (Loss) Income per share, diluted	$(0.15)	$0.01	$(0.40)	$(0.48)

CARDLYTICS, INC.
RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$1,388	$1,194	$(11,803)	$(3,119)
Plus:
Acquisition of property and equipment	(507)	(51)	(1,439)	(393)
Capitalized software development costs	(4,750)	(3,094)	(13,423)	(8,302)
Free Cash Flow	$(3,869)	$(1,951)	$(26,665)	$(11,814)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q4 2024
Revenue	$62.0 - $67.0
Plus:
Consumer Incentives	$40.0 - $41.0
Billings	$102.0 - $108.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com